EXHIBIT 99.1

THE FINAL MORTGAGE POOL

Loan Programs

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
5 Year Term	3	$92,414	0.01%	30,805	10.033	59.00	727	69.8
10 Year Term	861	27,878,937	1.74	32,380	7.854	119.07	729	74.3
15 Year Term	8,292	338,747,242	21.17	40,852	7.922	179.05	724	80.8
20 Year Term	268	13,723,281	0.86	51,206	9.426	237.49	691	81.4
25 Year Term	3	98,777	0.01	32,926	9.615	298.40	687	83.0
30 Year Term	2,864	168,622,785	10.54	58,877	8.016	357.36	725	84.5
10 Year Term - 10 Year Interest Only Period	200	11,376,931	0.71	56,885	8.621	119.15	731	91.0
10 Year Term - 15 Year Interest Only Period	1	60,000	(1)	60,000	7.950	118.00	802	84.4
15 Year Term - 15 Year Interest Only Period	827	51,020,355	3.19	61,693	8.319	179.21	735	89.3
25 Year Term - 10 Year Interest Only Period	2,669	163,947,440	10.25	61,427	8.330	299.15	729	87.2
30 Year Term - 10 Year Interest Only Period	11	805,281	0.05	73,207	10.751	359.81	667	87.4
30/10 Balloon	2	61,552	(1)	30,776	9.788	118.53	757	97.2
30/15 Balloon	17,159	823,503,899	51.47	47,993	8.435	178.94	730	90.4
30/20 Balloon	1	61,044	(1)	61,044	9.250	237.00	756	99.9
Total	33,161	$1,599,999,938	100.00%
___________
(1)  Less than 0.01%.

Original Terms to Stated Maturity(1)

Original Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
60	3	$92,414	0.01%	30,805	10.033	59.00	727	69.8
120	1,064	39,377,419	2.46	37,009	8.079	119.09	730	79.2
180	26,278	1,213,271,496	75.83	46,171	8.287	178.98	728	87.7
240	269	13,784,325	0.86	51,243	9.425	237.49	691	81.5
300	2,672	164,046,217	10.25	61,395	8.331	299.15	729	87.2
360	2,875	169,428,066	10.59	58,932	8.029	357.37	725	84.5
Total	33,161	$1,599,999,938	100.00%
____________
(1)As of the Cut-off Date, the weighted average original term to stated maturity of the Mortgage Loans was approximately 210 months.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
0.01 - 25,000.00	7,828	$145,426,885	9.09%	18,578	8.526	192.33	730	86.8
25,000.01 - 50,000.00	14,074	515,311,523	32.21	36,614	8.371	200.64	728	88.7
50,000.01 - 75,000.00	6,425	392,313,861	24.52	61,061	8.210	209.59	727	87.1
75,000.01 - 100,000.00	2,731	239,843,778	14.99	87,823	8.083	216.25	725	85.7
100,000.01 - 150,000.00	1,472	179,624,281	11.23	122,027	8.218	220.77	729	86.5
150,000.01 - 200,000.00	442	77,274,152	4.83	174,828	8.168	228.59	730	85.0
200,000.01 - 250,000.00	131	29,978,700	1.87	228,845	7.882	245.94	736	82.3
250,000.01 - 300,000.00	24	6,710,701	0.42	279,613	8.433	228.02	741	82.9
300,000.01 - 350,000.00	14	4,590,353	0.29	327,882	8.649	223.33	728	79.1
350,000.01 - 400,000.00	7	2,619,091	0.16	374,156	8.630	197.66	722	73.8
400,000.01 - 450,000.00	6	2,635,399	0.16	439,233	9.278	230.00	753	86.6
450,000.01 - 500,000.00	6	2,996,213	0.19	499,369	8.119	238.49	746	78.7
650,000.01 - 700,000.00	1	675,000	0.04	675,000	8.625	298.00	702	95.0
Total	33,161	$1,599,999,938	100.00%
___________
(1) As of the Cut-off Date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $48,249.

State Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
Alabama	925	$34,257,157	2.14%	37,035	8.129	194.97	730	92.2
Alaska	103	6,037,167	0.38	58,613	8.310	213.39	726	87.8
Arizona	1,184	60,118,338	3.76	50,776	8.342	202.29	727	86.0
Arkansas	11	361,129	0.02	32,830	8.699	218.82	726	87.7
California	4,842	359,938,000	22.50	74,337	7.892	231.58	730	79.5
Colorado	1,286	59,580,268	3.72	46,330	8.391	202.30	735	91.4
Connecticut	444	22,259,017	1.39	50,133	8.268	227.37	723	87.6
Delaware	131	6,649,292	0.42	50,758	8.517	194.26	725	88.5
District of Columbia	39	2,390,836	0.15	61,303	8.350	219.42	724	84.4
Florida	1,376	65,924,354	4.12	47,910	8.325	206.28	723	84.9
Georgia	1,054	43,756,251	2.73	41,514	8.478	199.78	725	92.5
Hawaii	178	14,602,821	0.91	82,038	8.050	187.34	734	77.8
Idaho	453	19,545,772	1.22	43,147	8.171	192.16	730	86.2
Illinois	863	36,379,549	2.27	42,155	8.528	197.60	723	90.4
Indiana	664	21,576,893	1.35	32,495	8.439	189.82	722	92.3
Iowa	237	7,115,336	0.44	30,023	8.343	190.07	735	95.0
Kansas	285	9,693,007	0.61	34,011	8.373	209.54	732	93.1
Kentucky	497	16,497,503	1.03	33,194	8.178	190.02	729	92.3
Louisiana	153	5,514,230	0.34	36,041	8.336	196.68	717	88.0
Maine	129	5,291,248	0.33	41,017	8.337	203.63	729	87.2
Maryland	751	44,122,904	2.76	58,752	8.486	209.95	722	87.6
Massachusetts	719	39,323,321	2.46	54,692	8.196	224.41	725	87.6
Michigan	823	27,228,155	1.70	33,084	8.341	198.73	731	92.4
Minnesota	871	38,975,111	2.44	44,748	8.263	194.91	732	91.8
Mississippi	136	4,704,012	0.29	34,588	8.196	183.15	728	90.2
Missouri	819	28,759,804	1.80	35,116	8.189	196.19	726	91.1
Montana	88	3,757,291	0.23	42,696	8.528	210.51	736	87.8
Nebraska	104	3,681,543	0.23	35,399	8.015	220.57	735	92.6
Nevada	305	17,738,094	1.11	58,158	8.325	205.70	729	87.9
New Hampshire	177	8,187,587	0.51	46,258	8.049	207.73	726	86.4
New Jersey	945	49,774,727	3.11	52,672	8.501	195.39	719	84.9
New Mexico	294	12,600,272	0.79	42,858	8.460	204.47	724	87.9
New York	907	53,063,100	3.32	58,504	8.446	210.92	720	83.4
North Carolina	881	32,641,414	2.04	37,050	8.617	209.86	724	92.0
North Dakota	40	1,455,715	0.09	36,393	8.183	179.78	719	92.4
Ohio	1,240	40,339,642	2.52	32,532	8.190	192.65	730	93.1
Oklahoma	318	11,100,075	0.69	34,906	8.526	217.23	728	93.0
Oregon	849	43,622,218	2.73	51,381	8.154	209.47	731	87.1
Pennsylvania	1,051	44,755,541	2.80	42,584	8.508	205.89	723	89.1
Rhode Island	130	6,451,041	0.40	49,623	8.569	231.64	716	87.7
South Carolina	234	8,658,141	0.54	37,001	8.602	236.74	725	90.5
South Dakota	41	1,604,867	0.10	39,143	7.853	177.17	731	87.7
Tennessee	760	26,725,924	1.67	35,166	8.225	192.44	728	92.5
Texas	1,764	58,766,820	3.67	33,315	8.513	203.46	737	95.3
Utah	863	37,730,838	2.36	43,721	8.423	191.01	733	90.5
Vermont	41	1,350,528	0.08	32,940	9.337	204.92	712	84.2
Virginia	1,127	63,735,099	3.98	56,553	8.377	208.44	726	88.3
Washington	1,170	57,453,953	3.59	49,106	8.806	200.52	725	89.0
West Virginia	81	3,250,257	0.20	40,127	8.833	202.13	722	89.6
Wisconsin	673	26,727,034	1.67	39,713	8.110	189.80	729	90.7
Wyoming	105	4,226,740	0.26	40,255	8.321	192.27	730	85.9
Total	33,161	$1,599,999,938	100.00%
_________
(1) As of the Cut-off Date, no more than approximately 0.16% of the Mortgage Loans was secured by mortgaged properties located in any one postal zip code area.

Original Combined Loan-to-Value Ratios(1)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
50.00 or Less	1,270	$66,153,507	4.13%	52,089	7.136	219.34	744	40.1
50.01 - 55.00	511	28,095,494	1.76	54,981	7.281	213.76	736	52.7
55.01 - 60.00	563	31,200,817	1.95	55,419	7.256	219.05	730	57.5
60.01 - 65.00	672	39,053,989	2.44	58,116	7.414	213.27	731	62.6
65.01 - 70.00	933	52,861,412	3.30	56,657	7.528	206.58	723	67.7
70.01 - 75.00	1,012	56,285,904	3.52	55,618	7.641	209.66	725	72.7
75.01 - 80.00	1,600	91,268,659	5.70	57,043	7.813	212.16	722	78.1
80.01 - 85.00	2,115	93,553,589	5.85	44,233	7.979	210.30	721	82.9
85.01 - 90.00	7,763	321,138,156	20.07	41,368	8.363	210.11	725	89.0
90.01 - 95.00	7,307	343,087,055	21.44	46,953	8.407	208.41	723	94.1
95.01 - 100.00	9,415	477,301,356	29.83	50,696	8.758	206.01	733	99.5
Total	33,161	$1,599,999,938	100.00%
_________
(1) As of the Cut-off Date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans was approximately 87.03%.

Current Mortgage Rates(1)

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
5.001 - 5.500	8	$708,355	0.04%	88,544	5.196	198.59	791	56.2
5.501 - 6.000	730	60,882,007	3.81	83,400	5.989	289.23	737	66.7
6.001 - 6.500	876	53,620,065	3.35	61,210	6.395	217.00	742	72.2
6.501 - 7.000	2,218	129,129,381	8.07	58,219	6.864	205.97	735	77.4
7.001 - 7.500	4,431	217,556,876	13.60	49,099	7.379	196.46	736	81.6
7.501 - 8.000	6,717	316,130,549	19.76	47,064	7.818	202.49	730	88.4
8.001 - 8.500	5,644	251,092,905	15.69	44,488	8.335	203.60	730	91.0
8.501 - 9.000	4,945	217,905,947	13.62	44,066	8.806	209.18	723	91.5
9.001 - 9.500	2,894	130,549,416	8.16	45,110	9.327	214.66	722	92.4
9.501 - 10.000	2,283	103,824,949	6.49	45,477	9.802	207.31	717	93.2
10.001 - 10.500	956	45,160,813	2.82	47,239	10.310	210.02	716	93.0
10.501 - 11.000	672	34,314,810	2.14	51,064	10.802	222.00	710	93.7
11.001 - 11.500	252	11,990,634	0.75	47,582	11.309	211.91	704	93.8
11.501 - 12.000	295	14,879,403	0.93	50,439	11.857	219.67	705	93.3
12.001 - 12.500	71	4,399,260	0.27	61,961	12.282	228.81	680	90.9
12.501 - 13.000	51	2,583,255	0.16	50,652	12.802	233.96	675	93.0
13.001 - 13.500	50	2,436,699	0.15	48,734	13.346	224.86	693	94.1
13.501 - 14.000	28	1,185,579	0.07	42,342	13.782	241.50	695	95.6
Greater than 14.000	40	1,649,035	0.10	41,226	14.788	239.92	682	96.1
Total	33,161	$1,599,999,938	100.00%
__________
(1) The current mortgage rates listed in the preceding table include premiums related to the Mortgage Insurance Policy. As of the Cut-off Date, the weighted average current mortgage rate of the Mortgage Loans was approximately 8.269% per annum. As of the Cut-off Date, the weighted average current mortgage rate of the Mortgage Loans net of the premium charged in connection with the Mortgage Insurance Policy, the Master Servicing Fees and the Trustee Fee was approximately 7.760% per annum.

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
Single Family Residence	23,508	$1,121,120,566	70.07%	47,691	8.175	208.57	726	85.6
Planned Unit Development	6,533	340,523,567	21.28	52,124	8.399	209.99	730	90.3
Low-rise Condominium	2,393	101,388,004	6.34	42,369	8.559	214.17	736	91.5
2 Family Home	402	19,865,546	1.24	49,417	8.993	205.16	731	88.1
High-rise Condominium	198	10,257,974	0.64	51,808	8.759	216.38	738	92.1
3 Family Home	52	3,264,013	0.20	62,769	9.591	206.93	721	80.4
4 Family Home	63	3,077,375	0.19	48,847	10.484	205.35	734	88.1
Hotel Condominium	12	502,892	0.03	41,908	9.169	177.87	720	96.2
Total	33,161	$1,599,999,938	100.00%

Purpose of Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
Refinance (cash-out)	15,775	$814,191,970	50.89%	51,613	7.973	209.01	720	81.3
Purchase	13,823	600,508,229	37.53	43,443	8.726	209.82	739	95.7
Refinance (rate/term)	3,563	185,299,739	11.58	52,007	8.087	208.15	724	84.0
Total	33,161	$1,599,999,938	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
Primary Residence	31,063	$1,526,191,990	95.39%	49,132	8.217	209.55	727	87.0
Investment Property	1,153	37,015,930	2.31	32,104	9.752	201.54	732	86.0
Secondary Residence	945	36,792,018	2.30	38,933	8.925	203.14	746	89.3
Total	33,161	$1,599,999,938	100.00%
___________
(1) Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Range of Remaining Terms to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
1 - 120	1,085	$39,653,438	2.48%	36,547	8.086	118.79	730	79.1
121 - 180	26,267	1,213,169,656	75.82	46,186	8.287	178.99	728	87.7
181 - 300	2,953	178,203,201	11.14	60,346	8.416	294.29	726	86.7
301 - 360	2,856	168,973,643	10.56	59,164	8.028	357.70	725	84.5
Total	33,161	$1,599,999,938	100.00%
____________
(1) As of the Cut-off Date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 209 months.

Documentation Programs

Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
Streamlined	10,441	$514,692,882	32.17%	49,295	7.746	193.47	724	81.2
Full	8,449	415,733,051	25.98	49,205	8.400	234.02	722	89.5
Reduced	4,645	270,130,355	16.88	58,155	9.067	210.65	737	89.7
Alternative	5,804	244,408,017	15.28	42,110	8.235	206.69	726	91.4
Super Streamlined	3,727	149,535,343	9.35	40,122	8.218	194.56	744	88.2
Stated Income/Stated Asset	95	5,500,290	0.34	57,898	11.009	247.55	719	92.8
Total	33,161	$1,599,999,938	100.00%

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
Greater than 820	12	$545,376	0.03%	45,448	8.111	199.01	826	67.6
801 - 820	965	41,786,055	2.61	43,302	8.072	204.13	807	82.0
781 - 800	3,023	140,198,223	8.76	46,377	8.018	206.80	789	84.3
761 - 780	4,583	221,120,565	13.82	48,248	8.076	208.55	770	86.5
741 - 760	5,291	254,473,002	15.90	48,095	8.146	209.07	751	88.2
721 - 740	4,922	244,337,134	15.27	49,642	8.147	208.36	731	87.8
701 - 720	4,982	250,291,683	15.64	50,239	8.191	209.90	710	87.9
681 - 700	4,313	212,101,106	13.26	49,177	8.398	212.46	691	88.2
661 - 680	3,080	146,512,664	9.16	47,569	8.604	208.54	671	87.1
641 - 660	1,303	57,124,077	3.57	43,840	9.127	209.86	652	84.2
621 - 640	630	28,772,555	1.80	45,671	9.596	214.77	632	84.0
601 - 620	55	2,651,127	0.17	48,202	9.318	205.69	618	84.3
581 - 600	2	86,371	0.01	43,186	11.117	219.60	589	93.0
Total	33,161	$1,599,999,938	100.00%
____________
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 728.

Prepayment Charge Periods

Prepayment Charge Periods (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
0	23,206	$1,066,164,242	66.64%	45,943	8.589	207.62	729	89.5
4	1	34,000	(1)	34,000	11.375	180.00	713	79.7
6	19	1,221,929	0.08	64,312	10.039	229.48	721	94.5
12	403	26,974,031	1.69	66,933	8.544	211.07	719	88.2
20	1	34,564	(1)	34,564	10.990	238.00	687	100.0
24	23	1,062,972	0.07	46,216	10.837	188.60	711	95.8
26	1	45,873	(1)	45,873	8.499	179.00	756	46.2
30	1	171,796	0.01	171,796	8.625	358.00	695	89.8
35	1	21,785	(1)	21,785	9.750	180.00	752	95.0
36	3,681	180,698,044	11.29	49,089	7.587	242.11	724	82.1
48	3	214,817	0.01	71,606	10.122	244.35	657	75.9
60	5,821	323,355,884	20.21	55,550	7.555	195.82	728	81.5
Total	33,161	$1,599,999,938	100.00%
____________
(1) Less than 0.01%.

Interest Only Periods at Origination

Interest Only Periods (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
0	29,453	$1,372,789,930	85.80%	46,610	8.255	200.25	727	86.9
120	2,880	176,129,652	11.01	61,156	8.360	287.80	729	87.4
180	828	51,080,355	3.19	61,691	8.319	179.13	735	89.3
Total	33,161	$1,599,999,938	100.00%